July 16, 2010

Re: Thunder Mountain Gold, Inc.--Form 8-K (Commission File Number 001-08429)

We hereby consent to the use of our name and the report, entitled "NI 43-101 Technical Report – South Mountain Project—Owyhee County, Idaho—Thunder Mountain Gold, Inc." in the Form 8-K Current Report of Thunder Mountain Gold, Inc. In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act, the rules and regulations of the Securities and Exchange Commission promulgated there under, or Item 509 of Regulation S-K.

Very truly yours,

GREGORY P. WITTMAN, P.G.